SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 1996


                            CANADIAN GENERAL CAPITAL
               (Exact name of Registrant as Specified in Charter)

        Delaware                   333-1352               13-7083556
     (State or other           (Commission File          (IRS Employer
     jurisdiction of                Number)            Identification No.)
      organization)



      IBJ Schroder Bank & Trust Company
      One State Street
      New York, New York 10004                                          84111
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (212) 858-2000


                                 Not Applicable
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(Former Name or Former Address if Changed Since Last Report)

Item 1. Changes in Control of Registrant.

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not applicable.

Item 3.    Bankruptcy or Receivership.

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not applicable.

Item 5.    Other Events.

          1. Receipt of $861,883.12 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on March 31, 1996.

          2. Payment of $861,883.12 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on March 31, 1996.

Item 6.    Resignations of Registrant's Directors.

           Not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits.

          1. Administrative Trustee's Report in respect of (i) receipt of $861,883.12 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on March 31, 1996 and (ii) payment of $861,883.12 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on March 31, 1996.

Item 8.    Change in Fiscal Year.

           Not applicable.

                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            CANADIAN GENERAL CAPITAL
                                    (Registrant)

                                         By:  IBJ SCHRODER BANK & TRUST COMPANY
                                               as Administrative Trustee


                                               By: /s/ Max Vollmar
                                               -------------------
                                                Max Vollmar
                                                Vice President


Dated:  August 1, 1996

                                  EXHIBIT INDEX

Exhibit                                                                     Page
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1. Administrative Trustee's Report in respect of (i) receipt of $861,883.12 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on March 31, 1996 and (ii) payment of $861,883.12 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on March 31, 1996.